Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements
As of June 30, 2008 and December 31, 2007

The unaudited pro forma condensed consolidated financial statements have been prepared under the assumption that the acquisition of Weihai Hengda Electric Group Co., Ltd. by Harbin Electric Company (the “Company”) had been completed at the beginning of the period presented. The acquisition was accounted for using the purchase method of accounting based on the historical financial statements of each company which include, in the opinion of management, all adjustments necessary to present fairly the results of such periods.

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 and June 30, 2008, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and six months ended June 30, 2008, should be read in conjunction with the historical financial statements of the Company and Hengda and related notes which are incorporated by reference into this document. The unaudited pro forma condensed consolidated balance sheet was prepared as if the acquisition occurred on December 31, 2007 and June 30, 2008 and the unaudited pro forma consolidated income statement was prepared as if the acquisition occurred on January 1, 2007 and January 1, 2008.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of results of operations or financial position that would have occurred had the merger been consummated earlier, nor are they necessarily indicative of future results.

The Company incurred fees and expenses totaling approximately $2,967,258 in connection with the acquisition of Hengda, and it has included these costs in calculating the purchase price. After the acquisition is completed, the Company does not expect additional charges and expenses relating to restructuring overhead functions and certain operations. The allocation of purchase price to the assets acquired and liabilities assumed of Hengda is subject to change based on the final valuation by the Company’s management or the independent valuation expert.

HARBIN ELECTRIC, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2008

ASSETS

	Historical HRBN	Historical Hengda	Adjustments		Pro Forma
CURRENT ASSETS:
Cash	$87,775,039	$5,031,286	$		$92,806,325
Accounts receivable, net of allowance for
doubtful accounts	26,151,560	2,152,549			28,304,109
Notes receivable	-	378,487			378,487
Inventories	2,201,708	28,827,533			31,029,241
Other receivables - related party	-	(759,016)		759,016	-
Other receivables	140,023	-			140,023
Advances on inventory purchases	3,660,168	83,476			3,743,644
Total current assets	119,928,498	35,714,315		759,016	156,401,829

PLANT AND EQUIPMENT, net	32,252,654	22,160,000		20,806,523	75,219,177

OTHER ASSETS:
Debt issue costs, net of amortization	1,862,770	-			1,862,770
Advances on equipment purchases	36,907,824	-			36,907,824
Advances on intangible assets	1,473,590	-			1,473,590
Long term investment	-	(4,666,932)		4,666,932	-
Deposits on acquisition	729,500	-			729,500
Intangible assets, net of accumulated
amortization	5,772,903	1,122,526		31,615,785	38,511,214
Other assets	424,870	53,426			478,296
Cross currency hedge receivable	192,731	-			192,731
Deposit on derivative hedge	1,000,000	-			1,000,000
Total other assets	48,364,188	(3,490,980)		36,282,717	81,155,925

Total assets	$200,545,340	$54,383,335		$57,848,256	$312,776,931

LIABILITIES AND SHAREHOLDERS’ EQUITY

	Historical HRBN	Historical Hengda	Adjustments		Pro Forma
CURRENT LIABILITIES:
Accounts payable	$163,182	$6,619,718	$		$6,782,900
Other payables	198,880	4,003,919			4,202,799
Short term loan	-	5,229,056			5,229,056
Accrued liabilities	-	-			-
Customer deposits	306,925	-			306,925
Taxes payable	2,020,409	(121,898)			1,898,511
Accrued Other	-	1,999,874			1,999,874
Interest payable	1,041,769	-			1,041,769
Total current liabilities	3,731,165	17,730,669			21,461,834

NOTES PAYABLE, net of debt discount	33,424,602	-			33,424,602

MINORITY INTEREST	-	1,401,991			1,401,991
FAIR VALUE OF DERIVATIVE
INSTRUMENT	11,094,006	-			11,094,006

Total liabilities	48,249,773	19,132,660			67,382,433

SHAREHOLDERS' EQUITY:
Common Stock	219	-		50	269
Paid-in-capital	92,959,310	8,325,014		57,089,190	158,373,514
Retained earnings	41,815,734	23,114,801		759,016	65,689,551
Statutory reserves	11,064,220	3,810,860			14,875,080
Accumulated other comprehensive loss	6,456,084	-			6,456,084
Total shareholders' equity	152,295,567	35,250,675		57,848,256	245,394,498
Total liabilities and shareholders'
equity	$200,545,340	$54,383,335		$57,848,256	$312,776,931

HARBIN ELECTRIC, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2007

ASSETS

	Historical HRBN	Historical Hengda	Adjustments		Pro Forma
CURRENT ASSETS:
Cash	$45,533,893	$7,186,952	$		$52,720,845
Accounts receivable, net of allowance for
doubtful accounts	23,216,543	3,760,477			26,977,020
Inventories	2,570,929	18,047,861			20,618,790
Other receivables	326,639	351,733			678,372
Advances on inventory purchases	1,772,204	299,199			2,071,403
Total current assets	73,420,208	29,646,222		-0-	103,066,430

PLANT AND EQUIPMENT, net	23,858,035	19,656,185		20,806,523	64,320,743

OTHER ASSETS:
Debt issue costs, net of amortization	2,214,717	-			2,214,717
Advances on equipment purchases	24,328,386	-			24,328,386
Advances on intangible assets	1,384,710	-			1,384,710
Intangible assets, net of accumulated
amortization	5,899,989	537,221		25,681,269	32,118,479
Other assets	397,263	1,755			399,018
Cross currency hedge receivable	145,945	-			145,945
Deposit on derivative hedge	1,000,000	-			1,000,000
Total other assets	35,371,010	538,976		25,681,269	61,591,255

Total assets	$132,649,253	$49,841,383		$46,487,792	$228,978,428

LIABILITIES AND SHAREHOLDERS’ EQUITY

	Historical HRBN	Historical Hengda	Adjustments		Pro Forma
CURRENT LIABILITIES:
Accounts payable	$263,314	$6,285,194	$		$6,548,508
Other payables	1,380,119	9,442,077			10,822,196
Other payables - related party	45,491	-			45,491
Accrued liabilities	83,099	2,634,781			2,717,880
Customer deposits	333,253	1,027,830			1,361,083
Taxes payable	839,299	(15,431)			823,868
Interest payable	1,122,000	-			1,122,000
Total current liabilities	4,066,575	19,374,451			23,441,026

NOTES PAYABLE, net of debt discount	33,121,731	-			33,121,731

MINORITY INTEREST	-	1,299,834			1,299,834
FAIR VALUE OF DERIVATIVE
INSTRUMENT	10,844,372	-			10,844,372

Total liabilities	48,032,678	20,674,285			68,706,963

SHAREHOLDERS' EQUITY:
Common Stock	181	3,895,711		50	3,895,942
Paid-in-capital	44,970,589	60,791		46,487,742	91,519,122
Retained earnings	32,281,312	18,351,664			50,632,976
Statutory reserves	9,014,462	3,969,953			12,984,415
Accumulated other comprehensive loss	(1,649,969)	2,888,979			1,239,010
Total shareholders' equity	84,616,575	29,167,098		46,487,792	160,271,465
Total liabilities and shareholders'
equity	$132,649,253	$49,841,383		$46,487,792	$228,978,428

HARBIN ELECTRIC, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Historical HRBN	Historical Hengda	Adjustments	Pro Forma

REVENUES	$46,417,258	$28,846,027		$75,263,285

COST OF SALES	24,201,647	22,445,362		46,647,009

GROSS PROFIT	22,215,611	6,400,665		28,616,276

RESEARCH AND DEVELOPMENT EXPENSE	284,371	-		284,371

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES	5,070,780	2,757,486		7,828,266

INCOME FROM OPERATIONS	16,860,460	3,643,179		20,503,639

OTHER EXPENSE (INCOME), NET
Other income, net	(29,611)	(1,118,627)		(1,148,238)
Non-operating expense (income), net	(217,578)	7,286		(210,292)
Interest expense, net	3,477,511	198,189		3,675,700
Total other expense (income), net	3,230,322	(913,152)		2,317,170

INCOME BEFORE PROVISION FOR
INCOME TAXES	13,630,138	4,556,331		18,186,469

PROVISION FOR INCOME TAXES	2,045,959	1,140,790		3,186,749

NET INCOME BEFORE MINORITY
INTEREST	11,584,179	3,415,541		14,999,720

MINORITY INTEREST	-	18,207		18,207

NET INCOME	11,584,179	3,397,334		14,981,513

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	8,355,687	-		8,355,687
Change in fair value of derivative instrument	(249,634)	-		(249,634)

COMPREHENSIVE INCOME	$19,690,232	$3,397,334		$23,087,566

EARNINGS PER SHARE
Basic
Weighted average number of shares	18,424,832		4,969,765	23,394,597
Earning per share	$0.63			$0.64

Diluted
Weighted average number of shares	19,998,192		4,988,570	24,986,762
Earning per share	$0.58			$0.60

HARBIN ELECTRIC, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Historical HRBN	Historical Hengda	Adjustments	Pro Forma

REVENUES	$65,402,864	$43,721,460		$109,124,324

COST OF SALES	32,967,887	34,955,904		67,923,791

GROSS PROFIT	32,434,977	8,765,556		41,200,533

RESEARCH AND DEVELOPMENT EXPENSE	1,064,074	-		1,064,074

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES	7,659,611	2,464,216		10,123,827

INCOME FROM OPERATIONS	23,711,292	6,301,340		30,012,632

OTHER EXPENSE (INCOME), NET
Other income, net	-	(1,107,418)		(1,107,418)
Non-operating expense (income), net	188,654	(15,128)		173,526
Interest expense, net	-	388,703		388,703
Change in fair value of warrant	6,619,954	-		6,619,954
Total other expense (income), net	6,808,608	(733,843)		6,074,765

INCOME BEFORE PROVISION FOR
INCOME TAXES	16,902,684	7,035,183		23,937,867

PROVISION FOR INCOME TAXES	-	2,533,584		2,533,584

NET INCOME BEFORE MINORITY
INTEREST	16,902,684	4,501,599		21,404,283

MINORITY INTEREST	-	186,389		186,389

NET INCOME	16,902,684	4,315,210		21,217,894

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	7,162,512	1,785,692		8,948,204
Change in fair value of derivative instrument	(10,844,372)	-		(10,844,372)

COMPREHENSIVE INCOME	$13,220,824	$6,100,902		$19,321,726

EARNINGS PER SHARE
Basic
Weighted average number of shares	17,082,300		20,590	17,102,890
Earning per share	$0.99			$1.24

Diluted
Weighted average number of shares	18,634,739		2,880,383	21,515,122
Earning per share	$0.91			$0.99

HARBIN ELECTRIC, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. We performed our purchase price allocation in accordance with SFAS No. 141, Business Combinations; SFAS No. 142, Goodwill and Other Intangible Assets; and SFAS No. 157, Fair Value Measurement.

The assets acquired by the Company from Hengda includes working capital, land improvements, land use right, machinery and equipment, computers, office equipment, office furniture, vehicles, assembled workforce, customer relationships, patents, and goodwill.

We used the following methodology to allocate the purchase price to the acquired tangible and intangible assets. First, we determined the fair value of each acquired tangible and intangible assets as of March 31, 2008, with the exception of goodwill. We used book value as a proxy for the fair value of working capital since working capital consists of assets that will be converted into cash and liabilities that will be paid off within the next year. We used cost approach to determine the fair value of Hengda furniture, fixture, land use right, vehicles, buildings, and equipments. The fair value of intangible assets was based on management’s assessment or the independent valuation experts.

2. Total purchase price is CNY375,000,000 (approximately USD54,992,750), with the transaction of CNY5,000,000 wired on March 31, 2008, CNY50,000,000 wired on July 8, 2008, CNY132,500,000 wired on July 17, 2008 and July 25, 2008, and CNY55,000,000 wired on July 26, 2008. In addition to purchase price, the transaction costs are approximately $2,967,258. The Company does not expect any additional post-acquisition costs.

3. Based on preliminary independent valuation estimates, the transaction is assumed to result in the write up of Hengda’s fixed assets by $20,806,523 and identified intangible assets by $24,582,604. The identified intangible assets include patents, customer relationships and trade names, with indefinite lives. The assets and liability valuations and estimated lives used to calculate the depreciation and amortization are preliminary and are subject to change based on the final valuation by the Company’s independent valuation experts.

4. For the purpose of pro forma financial statements, the issuance of 50 million additional common shares is considered to have occurred on January 1, 2008 and 2007.